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                                  EXHIBIT 24

                               POWER OF ATTORNEY


    Each person executing this Power of Attorney hereby appoints Karen L. Witt, Esq. and Lawrence E. Bullock, or either of them, as his attorney-in-fact to execute and to file such amendments to this Form S-8 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate or withdraw from the registration process this Registration Statement.


                                       RIBOZYME PHARMACEUTICALS, INC.

                                       By: /s/ Ralph E. Christoffersen
                                          ------------------------------------
                                       Ralph E. Christoffersen, Ph.D.,
                                       President, CEO and Director

Signature                       Title                          Date
---------                       -----                          -----

/s/ Ralph E. Christoffersen     CEO, President                 October 14, 1999
---------------------------     and Director (Principal
Ralph E. Christoffersen, Ph.D.  Executive Officer)


/s/ Lawrence E. Bullock         Vice President,                October 14, 1999
---------------------------     Administration Finance,
Lawrence E. Bullock             Chief Financial Officer
                                and Secretary (Principal
                                Financial and Accounting
                                Officer)


                                Director
---------------------------
David T. Morgenthaler


                                Director
---------------------------
Jeremy C. Cook


/s/ Anthony B. Evnin            Director                       October 14, 1999
---------------------------
Anthony B. Evnin, Ph.D.


/s/ David Ichikawa              Director                       October 14, 1999
---------------------------
David Ichikawa


/s/ Anders Wiklund              Director                       October 14, 1999
---------------------------
Anders Wiklund


                                       II-8